Exhibit 99.2

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

Introduction

On September 30, 2019, NGL Energy Partners LP (“the Partnership”) sold TransMontaigne Product Services, LLC (“TPSL”) and associated assets to Trajectory Acquisition Company LLC (“Trajectory”) for total consideration of $275.5 million less estimated expenses of approximately $5.0 million. TPSL comprised a portion of the Partnership’s Refined Products and Renewables segment.

The following sets forth the unaudited pro forma condensed consolidated balance sheet of the Partnership as of June 30, 2019 and the unaudited pro forma condensed consolidated statements of operations for the three months ended June 30, 2019 and the years ended March 31, 2019, 2018 and 2017. The unaudited pro forma condensed consolidated balance sheet gives pro forma effect only for the sale of TPSL as if it had occurred on June 30, 2019. The unaudited pro forma condensed consolidated statements of operations give pro forma effect for the sale of TPSL as if it had occurred on April 1, 2016.

These unaudited pro forma condensed consolidated financial statements have been derived from the Partnership’s historical consolidated financial statements, which are included in its Annual Report on Form 10-K for the year ended March 31, 2019 and Quarterly Report on Form 10-Q for the three months ended June 30, 2019. These unaudited condensed consolidated financial statements should be read in conjunction with the Partnership’s historical financial statements and related notes thereto.

The following unaudited pro forma condensed consolidated financial statements are based on certain assumptions and do not purport to be indicative of the results that actually would have been achieved if the transaction described above had occurred on the dates indicated. Moreover, the accompanying unaudited pro forma condensed consolidated financial statements do not project the Partnership’s results of operations for any future date or period.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2019
(U.S. Dollars in Thousands)

	Historical NGL Energy Partners LP (As Reported)	Pro Forma Adjustments		Pro Forma NGL Energy Partners LP Continuing Operations
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$27,501	$275,470	(A)	$27,501
		(5,000)	(A)
		(270,470)	(B)
Accounts receivable-trade, net	911,982	(121,543)	(C)	790,439
Accounts receivable-affiliates	11,507	—		11,507
Inventories	519,603	(212,111)	(C)	307,492
Prepaid expenses and other current assets	178,695	(15,704)	(C)	162,991
Total current assets	1,649,288	(349,358)		1,299,930
PROPERTY, PLANT AND EQUIPMENT, net	2,015,518	(15,185)	(C)	2,000,333
GOODWILL	1,153,029	(32,712)	(C)	1,120,317
INTANGIBLE ASSETS, net	931,709	(136,074)	(C)	795,635
INVESTMENTS IN UNCONSOLIDATED ENTITIES	1,585	—		1,585
OPERATING LEASE RIGHT-OF-USE ASSETS	518,035	(308,117)	(C)	209,918
OTHER NONCURRENT ASSETS	125,741	(46,871)	(C)	78,870
Total assets	$6,394,905	$(888,317)		$5,506,588
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable-trade	$814,141	$(77,352)	(C)	$736,789
Accounts payable-affiliates	23,071	—		23,071
Accrued expenses and other payables	214,243	(51,041)	(C)	163,202
Advance payments received from customers	28,313	(460)	(C)	27,853
Current maturities of long-term debt	649	—		649
Operating lease obligations	77,021	(7,526)	(C)	69,495
Total current liabilities	1,157,438	(136,379)		1,021,059
LONG-TERM DEBT, net of debt issuance costs and current maturities	2,586,954	(270,470)	(B)	2,316,484
		—
		—
OPERATING LEASE OBLIGATIONS	439,083	(300,591)	(C)	138,492
OTHER NONCURRENT LIABILITIES	61,165	—		61,165
COMMITMENTS AND CONTINGENCIES

EQUITY:
General partner, representing a 0.1% interest	(50,773)	(181)	(D)	(50,954)
Limited partners, representing a 99.9% interest	1,897,407	(180,696)	(D)	1,716,711
Class B preferred limited partners	202,731	—		202,731
Class C preferred limited partners	42,638			42,638
Accumulated other comprehensive loss	(218)	—		(218)
Noncontrolling interests	58,480	—		58,480
Total equity	2,150,265	(180,877)		1,969,388
Total liabilities and equity	$6,394,905	$(888,317)		$5,506,588

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the three months ended June 30, 2019
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Pro Forma Adjustments		Pro Forma NGL Energy Partners LP Continuing Operations

REVENUES	$6,637,891	$(1,471,466)	(E)	$5,166,425

COST OF SALES	6,453,467	(1,458,501)	(E)	4,994,966

OPERATING COSTS AND EXPENSES:
Operating	64,267	(2,171)	(E)	62,096
General and administrative	20,363	(21)	(E)	20,342
Depreciation and amortization	54,208	(454)	(E)	53,754
Gain on disposal or impairment of assets, net	(967)	—		(967)
Operating Income	46,553	(10,319)		36,234

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	8	—		8
Interest expense	(39,908)	14	(E)	(37,007)
		2,887	(F)
Other income, net	1,075	(66)	(E)	1,009
Income From Continuing Operations Before Income Taxes	7,728	(7,484)		244

INCOME TAX BENEFIT	311	10	(E)	321
Income From Continuing Operations	8,039	(7,474)		565
LESS: NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	268	—		268
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	8,307	(7,474)		833
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(129,460)	—		(129,460)
LESS: CONTINUING OPERATIONS NET LOSS ALLOCATED TO GENERAL PARTNER	85	8	(G)	93
NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$(121,068)	$(7,466)		$(128,534)
BASIC AND DILUTED LOSS PER COMMON UNIT	$(0.96)			$(1.02)
BASIC AND DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	125,886,738			125,886,738

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended March 31, 2019
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Pro Forma Adjustments		Pro Forma NGL Energy Partners LP Continuing Operations

REVENUES	$24,016,907	$(6,196,287)	(E)	$17,820,620

COST OF SALES	23,284,917	(6,122,642)	(E)	17,162,275

OPERATING COSTS AND EXPENSES:
Operating	240,684	(7,371)	(E)	233,313
General and administrative	107,534	(127)	(E)	107,407
Depreciation and amortization	212,860	(887)	(E)	211,973
Loss on disposal or impairment of assets, net	34,296	—		34,296
Revaluation of liabilities	(5,373)	—		(5,373)
Operating Income	141,989	(65,260)		76,729

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	2,533	—		2,533
Interest expense	(164,726)	1	(E)	(153,176)
		11,549	(F)
Loss on early extinguishment of liabilities, net	(12,340)	—		(12,340)
Other expense, net	(29,946)	(468)	(E)	(30,414)
Loss From Continuing Operations Before Income Taxes	(62,490)	(54,178)		(116,668)

INCOME TAX EXPENSE	(1,234)	1	(E)	(1,233)
Net Loss From Continuing Operations	(63,724)	(54,177)		(117,901)
LESS: CONTINUING OPERATIONS NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS	20,206	—		20,206
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	(43,518)	(54,177)		(97,695)
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(111,936)	—		(111,936)
LESS: CONTINUING OPERATIONS NET LOSS ALLOCATED TO GENERAL PARTNER	17	54	(G)	71
NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$(155,437)	$(54,123)		$(209,560)
BASIC AND DILUTED LOSS FROM CONTINUING OPERATIONS PER COMMON UNIT	$(1.26)			$(1.70)
BASIC AND DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	123,017,064			123,017,064

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended March 31, 2018
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Pro Forma Adjustments		Pro Forma NGL Energy Partners LP Continuing Operations

REVENUES	$16,907,296	$(6,536,524)	(E)	$10,370,772

COST OF SALES	16,412,641	(6,709,772)	(E)	9,702,869

OPERATING COSTS AND EXPENSES:
Operating	201,068	(6,972)	(E)	194,096
General and administrative	98,129	(150)	(E)	97,979
Depreciation and amortization	209,020	(622)	(E)	208,398
(Gain) loss on disposal or impairment of assets, net	(17,104)	(14)	(E)	(17,118)
Revaluation of liabilities	20,716	—		20,716
Operating (Loss) Income	(17,174)	181,006		163,832

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	7,539	—		7,539
Interest expense	(199,148)	(2)	(E)	(199,150)
Loss on early extinguishment of liabilities, net	(23,201)	—		(23,201)
Other income, net	6,953	(601)	(E)	6,352
Loss From Continuing Operations Before Income Taxes	(225,031)	180,403		(44,628)

INCOME TAX EXPENSE	(1,354)	1	(E)	(1,353)
Net Loss From Continuing Operations	(226,385)	180,404		(45,981)
LESS: CONTINUING OPERATIONS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(240)	—		(240)
NET LOSS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	(226,625)	180,404		(46,221)
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(59,697)	—		(59,697)
LESS: CONTINUING OPERATIONS NET LOSS (INCOME) ALLOCATED TO GENERAL PARTNER	150	(180)	(G)	(30)
LESS: REPURCHASE OF WARRANTS	(349)	—		(349)
NET LOSS FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$(286,521)	$180,224		$(106,297)
BASIC AND DILUTED LOSS FROM CONTINUING OPERATIONS PER COMMON UNIT	$(2.37)			$(0.88)
BASIC AND DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	120,991,340			120,991,340

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the year ended March 31, 2017
(U.S. dollars in thousands, except unit and per unit amounts)

	Historical NGL Energy Partners LP (As Reported)	Pro Forma Adjustments		Pro Forma NGL Energy Partners LP Continuing Operations

REVENUES	$12,707,203	$(5,229,681)	(E)	$7,477,522

COST OF SALES	12,228,404	(5,231,227)	(E)	6,997,177

OPERATING COSTS AND EXPENSES:
Operating	189,003	(15,380)	(E)	173,623
General and administrative	105,805	(4,966)	(E)	100,839
Depreciation and amortization	180,239	(626)	(E)	179,613
(Gain) loss on disposal or impairment of assets, net	(208,890)	(92)	(E)	(208,982)
Revaluation of liabilities	6,717	—		6,717
Operating Income	205,925	22,610		228,535

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated entities	3,830	—		3,830
Revaluation of investments	(14,365)	—		(14,365)
Interest expense	(149,994)	393	(E)	(149,601)
Gain on early extinguishment of liabilities, net	24,727	—		24,727
Other income, net	26,612	(192)	(E)	26,420
Income From Continuing Operations Before Income Taxes	96,735	22,811		119,546

INCOME TAX EXPENSE	(1,933)	—		(1,933)
Net Income From Continuing Operations	94,802	22,811		117,613
LESS: CONTINUING OPERATIONS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(6,832)	—		(6,832)
NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO NGL ENERGY PARTNERS LP	87,970	22,811		110,781
LESS: DISTRIBUTIONS TO PREFERRED UNITHOLDERS	(30,142)	—		(30,142)
LESS: CONTINUING OPERATIONS NET INCOME ALLOCATED TO GENERAL PARTNER	(183)	(22)	(G)	(205)
NET INCOME FROM CONTINUING OPERATIONS ALLOCATED TO COMMON UNITHOLDERS	$57,645	$22,789		$80,434
BASIC INCOME FROM CONTINUING OPERATIONS PER COMMON UNIT	$0.53			$0.74
DILUTED INCOME FROM CONTINUING OPERATIONS PER COMMON UNIT	$0.52			$0.72
BASIC WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	108,091,486			108,091,486
DILUTED WEIGHTED AVERAGE COMMON UNITS OUTSTANDING	111,850,621			111,850,621

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

NGL ENERGY PARTNERS LP AND SUBSIDIARIES
Notes to Unaudited Condensed Consolidated Financial Statements

Note 1 - Basis of Presentation

See “Introduction” for more information regarding the basis of presentation for these unaudited pro forma condensed consolidated financial statements.

Note 2 - Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements reflect the impact of the following pro forma adjustments:

A.	Represents the net cash proceeds received from Trajectory at closing from the sale of TPSL for total consideration of $275.5 million, less estimated expenses of approximately $5 million.

B.
The Partnership’s use of net proceeds from the consideration received from Trajectory to repay a portion of the outstanding debt under the revolving credit facility as of June 30, 2019, which bears interest primarily based on a LIBOR rate plus the applicable margin.

C.	Represents the removal of assets and liabilities of the discontinued operations from the balance sheet.

D.	Represents the non-recurring pro forma loss on sale that would have been recorded if the Partnership had completed the sale of TPSL on June 30, 2019.

E.
Amounts reflect the pro forma effect of eliminating the results of operations of TPSL for the three months ended June 30, 2019 and the years ended March 31, 2019, 2018 and 2017 from the presentation of continuing operations in the unaudited pro forma condensed consolidated statements of operations.

F.
The reduction of interest expense from the net repayment of outstanding borrowings under the revolving credit facility as a result of the sale of TPSL. As the pro forma statements of operations assume that the transaction closed on April 1, 2016, the Partnership calculated the reduction by using $270.5 million and an assumed interest rate of 4.27%, the interest rate on the Partnership's revolving credit facility as of June 30, 2019. A change of 0.125% in the assumed interest rate would result in an adjustment of interest expense, on an annual basis, of approximately $0.3 million.

G.	Represents our general partner’s interest in the pro forma adjustment.

Note 3 - Earnings per Unit

Basic earnings per unit is computed by dividing the net income (loss) by the weighted average number of units outstanding during a period. To determine net income (loss) allocated to each class of ownership, the Partnership first allocates net income (loss) in accordance with the amount of distributions made for the quarter by each class of units, if any. The remaining net income is allocated to each class of units in proportion to the weighted average number of units of such class outstanding for a period, as compared to the weighted average number of units outstanding for all classes for the period, with the exception of net losses. Net losses are allocated only to the common units.

Note 4 - Intercompany Transactions

Intercompany transactions have been eliminated within the consolidation in accordance with generally accepted accounting principles. The following are the intercompany transactions that were eliminated from TPSL for the periods presented:

	Three Months Ended June 30,	Years Ended March 31,
	2019	2019	2018	2017
	(in thousands)

Intercompany Revenue	$62,419	$277,356	$243,796	$146,143

Intercompay Cost of Sales	$72,663	$318,549	$32,336	$38,838